RATE-REGULATED BUSINESSES	12 Months Ended
Dec. 31, 2021
Regulated Operations [Abstract]
RATE-REGULATED BUSINESSES	RATE-REGULATED BUSINESSES
TC Energy's businesses that apply RRA currently include almost all of the Canadian, U.S. and Mexico natural gas pipelines and certain U.S. natural gas storage operations. Rate-regulated businesses account for and report assets and liabilities consistent with the resulting economic impact of the regulators' established rates, provided the rates are designed to recover the costs of providing the regulated service and the competitive environment makes it probable that such rates can be charged and collected. Certain revenues and expenses subject to utility regulation or rate determination that would otherwise be reflected in the statement of income are deferred on the balance sheet and are expected to be recovered from or refunded to customers in future service rates.
Canadian Regulated Operations
The majority of TC Energy's Canadian natural gas pipelines are regulated by the CER under the Canadian Energy Regulator Act (CER Act). In August 2019, the CER and CER Act replaced the NEB and the National Energy Board Act, respectively. The impact assessment and decision-making for designated major transboundary pipeline projects also changed at that time with the implementation of the new Impact Assessment Act which required designated projects, on a prospective basis, to be assessed by the Impact Assessment Agency of Canada.
The CER regulates the construction and operation of facilities, and the terms and conditions of services, including rates, for the Company's Canadian regulated natural gas transmission systems under federal jurisdiction.
TC Energy's Canadian natural gas transmission services are supplied under natural gas transportation tariffs that provide for cost recovery, including return of and on capital as approved by the CER or NEB. Rates charged for these services are typically set through a process that involves filing an application with the regulator wherein forecasted operating costs, including a return of and on capital, determine the revenue requirement for the upcoming year or multiple years. To the extent actual costs and revenues are more or less than forecasted costs and revenues, the regulators generally allow the difference to be deferred to a future period and recovered or refunded in rates at that time. Differences between actual and forecasted costs that the regulator does not allow to be deferred are included in the determination of net income in the year they occur. The Company's most significant regulated Canadian natural gas pipelines, based on total operated pipe length, are described below.
NGTL System
The NGTL System currently operates under the terms of the 2020-2024 Revenue Requirement Settlement which includes an ROE of 10.1 per cent on 40 per cent deemed common equity, the opportunity to increase depreciation rates if tolls fall below specified levels and an incentive mechanism for certain operating costs where variances from projected amounts are shared between the NGTL System and its customers.
NGTL System's 2019 results reflect the terms of the 2018-2019 Revenue Requirement Settlement which included an ROE of 10.1 per cent on 40 per cent deemed common equity, a mechanism for sharing variances above and below a fixed annual operating, maintenance and administration amount and flow-through treatment of all other costs.
Canadian Mainline
The Canadian Mainline currently operates under the terms of the 2015-2030 Tolls Application approved in 2014 (the NEB 2014 Decision). The terms in the 2015-2020 six-year settlement of the NEB 2014 Decision, which ended December 31, 2020, included an ROE of 10.1 per cent on 40 per cent deemed common equity, an incentive mechanism that had both upside and downside risk and a $20 million after-tax annual TC Energy contribution to reduce the revenue requirement. Toll stabilization was achieved through the use of deferral accounts, namely the bridging amortization account and the long-term adjustment account (LTAA), to capture the surplus or shortfall between the Company's revenues and cost of service for each year over the 2015-2020 six-year fixed-toll term of the NEB 2014 Decision. The NEB 2014 Decision also directed TC Energy to file an application to review tolls for the 2018-2020 period. In December 2018, an NEB decision was received on the 2018-2020 Tolls Review which included an accelerated amortization of the December 31, 2017 LTAA balance and an increase to the composite depreciation rate from 3.2 per cent to 3.9 per cent.
In April 2020, the CER approved the six-year unanimous negotiated settlement (2021-2026 Mainline Settlement) effective January 1, 2021. Similar to previous settlements, the 2021-2026 Mainline Settlement maintains a base equity return of 10.1 per cent on 40 per cent deemed common equity and includes an incentive to either achieve cost efficiencies and/or increase revenues on the pipeline with a beneficial sharing mechanism to both the shippers and TC Energy. An estimate of the remaining LTAA balance at the end of 2020 was included as an adjustment in the calculation of Mainline fixed tolls and amortized over the settlement term. Similar to the LTAA, the short-term adjustment accounts (STAA) captures the surplus or shortfall between system revenues and cost of service each year under the 2021-2026 Mainline Settlement and the Company will commence amortization over the remaining settlement term when predetermined thresholds per the settlement agreement are met.
U.S. Regulated Operations
TC Energy's U.S. regulated natural gas pipelines operate under the provisions of the Natural Gas Act (NGA) of 1938, the Natural Gas Policy Act of 1978 and the Energy Policy Act of 2005, and are subject to the jurisdiction of FERC. The NGA grants FERC authority over the construction and operation of pipelines and related facilities, including the regulation of tariffs which incorporates maximum and minimum rates for services and allows U.S. regulated natural gas pipelines to discount or negotiate rates on a non-discriminatory basis. The Company's most significant regulated U.S. natural gas pipelines, based on effective ownership and total operated pipe length, are described below.
In 2018, FERC prescribed changes (2018 FERC Actions) related to H.R.1, the Tax Cuts and Jobs Act (U.S. Tax Reform). The U.S. corporate income tax rate was reduced from 35 per cent to 21 per cent in 2017 as a result of U.S. Tax Reform. The U.S. regulated operations, where applicable, established regulatory liabilities amortized over the remaining average useful lives of the underlying property for the differences between the amounts previously recovered in rates and the expected deferred tax liabilities.
Columbia Gas
Columbia Gas' natural gas transportation and storage services are provided under a tariff at rates subject to FERC approval. A FERC-approved modernization settlement provided for cost recovery and return on investment of up to US$2.6 billion from 2013-2020 to modernize the Columbia Gas system thereby improving system integrity and enhancing service reliability and flexibility.
In July 2020, Columbia Gas filed a general NGA Section 4 Rate Case with FERC requesting an increase on its maximum transportation rates to be effective February 1, 2021, subject to refund on completion of the rate proceeding. On October 29, 2021, Columbia Gas filed a petition with FERC requesting approval of the Stipulation and Agreement of Settlement (Columbia Gas Settlement) that reflects a rate case settlement with its customers and, if approved, will increase Columbia Gas’ maximum rates effective February 1, 2021. On December 17, 2021, the presiding Administrative Law Judge recommended the settlement for approval and certified it as uncontested to FERC for its review and approval. The Columbia Gas Settlement (a) extends Columbia’s modernization program allowing for the cost recovery and return on additional investment of up to US$1.2 billion over a four-year period through 2024 (b) establishes a rate case and tariff filing moratorium through April 1, 2025 and (c) requires Columbia Gas to file a general rate case under Section 4 of the NGA with new rates to be effective no later than April 1, 2026.
ANR Pipeline
ANR Pipeline operates under rates established through a FERC-approved rate settlement in 2016. To meet terms of the 2016 settlement, on January 28, 2022, ANR Pipeline filed a Section 4 Rate Case with FERC requesting an increase to maximum transportation rates effective August 1, 2022, subject to refund. As the rate process progresses, the Company expects to engage in a collaborative process to achieve settlement with its customers, FERC and other stakeholders.
Columbia Gulf
Columbia Gulf reached a rate settlement with its customers, which was approved by FERC in December 2019, increasing Columbia Gulf’s recourse rates to take effect on August 1, 2020. This settlement establishes a rate case and tariff filing moratorium through August 1, 2022 and Columbia Gulf is required to file a general rate case under Section 4 of the NGA no later than January 31, 2027, with new rates to be effective August 1, 2027.
Great Lakes
Great Lakes operates under a settlement approved by FERC in February 2018 which does not include a moratorium. However, Great Lakes will be required to file for new rates no later than March 31, 2022, with new rates to be effective October 1, 2022.
As a result of the 2018 FERC Actions, Great Lakes made a limited NGA Section 4 filing and reduced rates by two per cent effective February 1, 2019.
Gas Transmission Northwest
Gas Transmission Northwest (GTN) operates under a settlement approved by FERC in November 2018. GTN and its customers agreed upon a moratorium on further rate changes until December 31, 2021 and GTN is required to have new rates in effect on January 1, 2022.
On September 29, 2021, GTN filed a rate settlement (2021 GTN Settlement) which was approved by FERC on November 18, 2021, extending the Company’s existing maximum transportation rates at their current levels, with GTN’s annual depreciation rates remaining unchanged. The 2021 GTN Settlement contains a moratorium until December 31, 2023, at which point GTN will be required to file for new rates to become effective no later than April 1, 2024.
Mexico Regulated Operations
TC Energy's Mexico natural gas pipelines are regulated by CRE and operate in accordance with CRE-approved tariffs. The rates in effect on TC Energy's Mexico natural gas pipelines were established based on CRE-approved contracts that provide for cost recovery, including a return of and on invested capital.
Regulatory Assets and Liabilities

at December 31	2021	2020	Remaining Recovery/ Settlement Period (years)
(millions of Canadian $)

Regulatory Assets
Deferred income taxes[1]	1,509	1,287	n/a
Pensions and other post-retirement benefits[1,2]	203	401	n/a
Foreign exchange on long-term debt[1,3]	3	7	1-8
Operating and debt-service regulatory assets[4]	1	54	1
Other	104	135	n/a
	1,820	1,884
Less: Current portion included in Other current assets (Note 7)	53	131
	1,767	1,753
Regulatory Liabilities
Pipeline abandonment trust balances[5]	2,086	1,842	n/a
Deferred income taxes – U.S. Tax Reform[6]	1,141	1,170	n/a
Canadian Mainline bridging amortization account[7]	483	537	9
Cost of removal[8]	254	246	n/a
Canadian Mainline long-term adjustment account[7,9]	186	223	5
Deferred income taxes[1]	139	115	n/a
Canadian Mainline short-term adjustment and toll-stabilization accounts[7,9,10]	60	4	n/a
ANR post-employment and retirement benefits other than pension[11]	40	40	n/a
Operating and debt-service regulatory liabilities[4]	32	48	1
Pensions and other post-retirement benefits[2]	13	18	n/a
Other	66	58	n/a
	4,500	4,301
Less: Current portion included in Accounts payable and other (Note 16)	200	153
	4,300	4,148
1These regulatory assets and liabilities are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets or liabilities are not included in rate base and do not yield a return on investment during the recovery period.
2These balances represent the regulatory offset to pension plan and other post-retirement benefit obligations to the extent the amounts are expected to be collected from or refunded to customers in future rates.
3Foreign exchange on long-term debt of the NGTL System represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls.
4Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances to be included in determination of rates in the following year.
5This balance represents the amounts collected in tolls from shippers and included in the LMCI restricted investments to fund future abandonment of the Company's CER-regulated pipeline facilities.
6The regulatory liabilities will be amortized over varying terms that approximate the expected reversal of the underlying deferred tax liabilities that gave rise to the regulatory liabilities.
7These regulatory accounts are used to capture revenue and cost variances plus toll-stabilization adjustments during the 2015-2030 settlement term.
8This balance represents anticipated costs of removal that have been, and continue to be, included in depreciation rates and collected in the service rates of certain rate-regulated operations for future costs to be incurred.
9Under the terms of the 2021-2026 Mainline Settlement, $223 million is amortized over the six-year settlement term and the residual of $4 million was transferred to the STAA at December 31, 2020.
10Under the terms of the 2021-2026 Mainline Settlement, the STAA account will commence amortization over the remainder of the six-year settlement term when predetermined thresholds per the settlement agreement are met.
11This balance represents the amount ANR estimates it would be required to refund to its customers for post-retirement and post-employment benefit amounts collected through its FERC-approved rates that have not been used to pay benefits to its employees. Pursuant to a FERC-approved rate settlement, the $40 million (US$32 million) balance at December 31, 2021 is subject to resolution through future regulatory proceedings and, accordingly, a settlement period cannot be determined at this time.